                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement                 [ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            ORANGE NATIONAL BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

Definitive Proxy Materials will be forwarded to shareholders on April 21, 1997.

                             ORANGE NATIONAL BANCORP
                            1201 EAST KATELLA AVENUE
                            ORANGE, CALIFORNIA 92667

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 19, 1997


TO THE SHAREHOLDERS OF
ORANGE NATIONAL BANCORP:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its board of directors, the Annual Meeting of Shareholders (the "Meeting") of Orange National Bancorp (the "Bancorp") will be held at the Bancorp's main office located at 1201 East Katella Avenue, Orange, California, on Monday, May 19, 1997 at 7:30 a.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect nine (9) persons to the board of directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have been qualified. The persons nominated by management to serve as directors are:

            Michael W. Abdalla, M.D.            Gerald R. Holte
            Michael J. Christianson             James E. Mahoney
            Kenneth J. Cosgrove                 Wayne F. Miller
            Robert W. Creighton                 San E. Vaccaro
            Charles R. Foulger

2. ADOPTION OF STOCK OPTION PLAN. To adopt the Orange National Bancorp 1997 Stock Option Plan.

3. RATIFICATION OF APPOINTMENT OF ACCOUNTANTS. To ratify the appointment of McGladrey & Pullen, LLP as the Bancorp's independent certified public accountants for the year 1997.

4. TRANSACTION OF OTHER BUSINESS. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors has fixed the close of business on April 4, 1997 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Bylaws of the Bancorp set forth the following procedures for nominations to the board of directors:

      Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors. Notice of Intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of Directors) are required to be made in writing and to be delivered or mailed to the President of the Company by the later of: (i) the close of business 21 days prior to any meeting of stockholders called for the election of Directors or (ii) 10 days after the date of mailing of notice of the meeting to stockholders. Such notification must contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of capital stock of the Company owned by the notifying stockholder;
      (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions; and, (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating stockholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                                    BY ORDER OF THE BOARD OF DIRECTORS





April 21, 1997                      Robert W. Creighton, Secretary

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE BANCORP'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE BANCORP IN WRITING OF REVOCATION OF THE PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                             ORANGE NATIONAL BANCORP

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 19, 1997



                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1997 Annual Meeting of Shareholders (the "Meeting") of Orange National Bancorp (the "Bancorp") to be held at the Bancorp's main office located at 1201 East Katella Avenue, Orange, California, on Monday, May 19, 1997 at 7:30 a.m., and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed on or about April 21, 1997 to shareholders eligible to receive notice of, and to vote at, the Meeting.

REVOCABILITY OF PROXIES

A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and votes in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN, "FOR" ADOPTION OF THE ORANGE NATIONAL BANCORP 1997 STOCK OPTION PLAN AND "FOR" RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE BANCORP'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1997. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PERSONS MAKING THE SOLICITATION

This solicitation of Proxies is being made by the board of directors (the "Board") of the Bancorp. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Bancorp. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of the Bancorp and its subsidiary, Orange National Bank (the "Bank") may solicit Proxies personally or by telephone, without receiving special compensation therefore. Although there is no formal agreement to do so, the Bancorp may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Bancorp is held of record by such entities. In addition, the Bancorp may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if management determines it to be advisable.


                               VOTING SECURITIES

There were issued and outstanding 1,960,921 shares of the Bancorp's common stock ("Common Stock") on April 4, 1997, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of the Bancorp as of the Record Date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Meeting gives notice at the Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Bancorp gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxyholders, in accordance with management's recommendation. The effect of broker nonvotes is that such votes are not counted as being voted; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.


                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

Management of the Bancorp knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of Common Stock, except as set forth in the table below. The following table sets forth, as of February 15, 1997, the number and percentage of shares of the Bancorp's outstanding Common Stock beneficially owned, directly or indirectly, by each of the Bancorp's directors and named executive officers and by the directors and named executive officers of the Bancorp as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a director or named executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of February 15, 1997. Unless otherwise indicated, the persons listed below have sole voting and investment powers. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Bancorp.


                                          Amount and Nature of        Percent
Beneficial Owner                          Beneficial Ownership       of Class(1)
----------------                          --------------------       -----------
Directors and Named Executive Officers:
--------------------------------------
Michael W. Abdalla, M.D.                   97,291(2)                 5.0%
Fred L. Barrera                            34,844(3)                 1.8%
Michael J. Christianson                    48,987(4)                 2.5%
Kenneth J. Cosgrove                        67,328(5)                 3.4%
Robert W. Creighton                        32,752(6)                 1.7%
Armand Durante                             33,865(7)                 1.7%
Charles R. Foulger                         75,835(8)                 3.9%
William S. Frantz                          45,984(9)                 2.4%
Gerald R. Holte                            25,421(10)                1.3%
James E. Mahoney                           88,381(11)                4.5%
Wayne F. Miller                            67,398(12)                3.4%
Harlan A. Smith, O.D.                      26,583(13)                1.4%
San E. Vaccaro                             30,586(14)                1.6%
Frank A. Del Giorgio                       15,527(15)                   *
Larry A. Sallinger                          3,150(16)                   *

All Directors and Named Executive
Officers as a Group (numbering 15)        693,932                    35.1%


*     Less than one percent.

(1) Includes shares subject to options held by Messrs. Cosgrove, Creighton, Del Giorgio and Sallinger that are exercisable within 60 days of February 15, 1997. These are treated as issued and outstanding for the purpose of computing the percentages of Messrs. Cosgrove, Creighton, Del Giorgio and Sallinger and the directors and named executive officers as a group, but not for the purpose of computing the percentage of class of any other person.

(2) Dr. Abdalla's address is c/o Orange National Bancorp, 1201 East Katella Avenue, Orange, California 92667.

(3) Mr. Barrera has shared voting and investment powers as to 28,386 of these shares.

(4) Mr. Christianson has shared voting and investment powers as to 34,923 of these shares.

(5) Mr. Cosgrove has shared voting and investment powers as to 2,017 of these shares, has shared voting and no investment powers as to 735 of these shares and has 2,500 shares acquirable by exercise of stock options.

(6)   Mr. Creighton has 3,333 shares acquirable by exercise of stock options.

(7) Mr. Durante has shared voting and investment powers as to 24,605 of these shares.

(8) Mr. Foulger has shared voting and investment powers as to all of these shares.

(9) Mr. Frantz has shared voting and investment powers as to 36,130 of these shares and has shared voting and no investment powers as to 4,393 of these shares.

                  (Footnotes continued on the following page.)

(10) Mr. Holte has shared voting and investment powers as to 16,567 of these shares.

(11) Mr. Mahoney has shared voting and investment powers as to all of these shares.

(12) Mr. Miller has shared voting and investment powers as to 59,093 of these shares and has shared voting and no investment powers as to 2,971 of these shares.

(13) Dr. Smith has shared voting and investment powers as to 25,335 of these shares.

(14) Mr. Vaccaro has shared voting and investment powers as to 393 of these shares.

(15)  Mr. Del Giorgio has 5,250 shares acquirable by exercise of stock options.

(16)  Mr. Sallinger has 3,150 shares acquirable by exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Bancorp's directors and certain executive officers and persons who own more than ten percent of a registered class of the Bancorp's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish the Bancorp with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons that no Forms 5 were required for those persons, the Bancorp believes that, during 1996 the Reporting Persons complied with all filing requirements applicable to them.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

NOMINEES

The Bancorp's Bylaws presently provide that the number of directors of the Bancorp shall not be less than nine (9) nor more than seventeen (17) until changed by an amendment to the Bylaws adopted by the Bancorp's shareholders. The Bylaws further provide that the exact number of directors shall be nine (9) until changed by a Bylaw amendment duly adopted by the Bancorp's shareholders or the Board.

The persons named below, all of whom are currently members of the Board, have been nominated for election as directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified. Unless otherwise instructed, the proxyholders will vote the Proxies received by them for the election of the nominees named below. Votes of the proxyholders will be cast in such a manner as to effect, if possible, the election of all nine (9) nominees, as appropriate, (or as many thereof as possible under the rules of cumulative voting). The nine nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The following table sets forth as of February 15, 1997, the names of, and certain information concerning, the persons nominated by the Board for election as directors of the Bancorp.


                                 Year First
        Name and Title            Appointed   Principal Occupation During the
     Other Than Director  Age      Director            Past Five Years
     -------------------  ---    -----------  ---------------------------------
Michael W. Abdalla, M.D.  63        1986     Orthopedic Surgeon and Vice President of
                                             Orange Orthopedic Medical Group, Inc.
Michael J. Christianson   55        1986     Tax Attorney in the law firm of Michael J.
                                             Christianson, Inc.; Consultant with
                                             Christianson International, Inc.; and
                                             associated with Adventure Travel Group.
Kenneth J. Cosgrove       49        1986     President and Chief Executive Officer of the
President, Chief                             Bancorp and the Bank.  Former Executive
Executive Officer                            Vice President of the Bank.
Robert W. Creighton       58        1986     Chief Financial Officer of the Bancorp and
Secretary, Chief                             Executive Vice President and Chief Financial
Financial Officer                            Officer of the Bank.
Charles R. Foulger        63        1986     President and Owner of Foulger Acura and
                                             Villa Honda, Mazda and Volkswagen.
                                             Former principal of Fougler Ford.
Gerald R. Holte           59        1986     Partner in G.R. Holte & Associate, floor
                                             covering dealer/contractor.
James E. Mahoney          68        1986     President of Mahoney Enterprises, Inc.,
                                             business development corporation.
Wayne F. Miller           63        1986     Owner and President of WFM Business
                                             Enterprises, Inc. and Consultant to the Bank.
                                             Former President and Chief Executive
                                             Officer of the Bancorp and the Bank.
San E. Vaccaro            63        1986     Sole proprietor of the Law Offices of San E.
Chairman of the                              Vaccaro.  Former Partner in the law firm of
Board of Directors                           Curtis & Vaccaro.


All of the nominees named above have served as members of the Bancorp's Board since its inception. All nominees will continue to serve if elected at the Meeting until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Bancorp acting within their capacities as such. There are no family relationships among any of the directors and executive officers of the Bancorp. No director or executive officer of the Bancorp serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

THE BOARD OF DIRECTORS AND COMMITTEES

The Bancorp's Board held thirteen (13) meetings during 1996. None of the directors attended less than 75 percent of all Board meetings and committee meetings (of which they were a member) that were held in 1996.

There were no standing committees of the Bancorp's Board in 1996. However, in 1996, the Bank had a standing Audit Committee and a standing Directors Review Committee.

The Bank's Audit Committee, which consisted of Messrs. Christianson and Durante and Dr. Smith met six (6) times in 1996. The Audit Committee's functions include making recommendations to the Board on the selection of the Bancorp's and the Bank's independent certified public accountants, reviewing the arrangements for the independent certified public accountants' examination, review of internal accounting controls and reporting, and any other duties assigned by the Board.

The Bank's Directors Review Committee, which consisted of Messrs. Christianson, Durante, Holte, Mahoney and Vaccaro met eight (8) times in 1996. The Directors Review Committee's function is to evaluate and recommend to the Board policies regarding the Bank's officers' compensation, employee benefits, retirement and other internal administrative matters.

COMPENSATION OF DIRECTORS

The directors of the Bancorp who are not employees of the Bank received a fee of $300 per meeting for attendance at the Bancorp's Board meetings and $235 per meeting for up to two meetings if such director did not attend the meeting. The Chairman of the Bancorp's Board received a fee of $450 per meeting for attendance at the Bancorp's Board meetings. In addition, the directors of the Bancorp who are not employees of the Bank received a fee of $900 per meeting for attendance at the Bank's board of directors meetings and $700 per meeting for up to two meetings if such director did not attend the meeting. The Chairman of the Bank's board of directors received a fee of $1,350 per meeting for attendance at the Bank's board of directors meetings and an automobile allowance of $300 per month. Directors of the Bancorp who are employees of the Bank received a fee of $500 per month for attendance at the Bank's board of directors meetings. In addition, directors who were members of the Bank's Directors Review Committee and Audit Committee received a fee of $300 per meeting for each meeting they attended. The Chairmen of the Bank's Directors Review Committee and Audit Committee received a fee of $500 per meeting for each meeting they attended. In 1997, the directors will receive the same compensation as that received during 1996.

Directors of the Bancorp and the Bank also have the option of participating in the Bank's Deferred Fee Program. Pursuant to the Deferred Fee Program, directors make an initial deferral election by filing with the Bank a signed Election Form which sets forth the amount of the director's fees to be deferred. The Bank then establishes a Deferral Account on its books for the director and credits to the Deferral Account the fees deferred by the director and interest on the account balance at an annual rate determined prospectively by the Bank's board of directors in December of each year. The Deferral Account is not a trust fund of any kind and the director is a general unsecured creditor of the Bank for the payment of the benefits. Benefits under the Deferred Fee Program are payable upon the director's termination of service. If termination of service occurs after the director attains the age of 65, the amount of benefit payable is the Deferral Account balance at the date of termination of service. This amount may be paid by the Bank in either one lump sum within 60 days of termination of service or in 120 monthly installments commencing on the first day of the month following the director's termination of service. If termination of service occurs before the director attains the age of 65, the amount of benefit payable is also the Deferral Account balance at the date of termination of service. This amount may be paid by the Bank in either one lump sum within 60 days of termination of service or in 120 monthly installments commencing on the first day of the month following the director's termination of service. If termination of service occurs due to disability before the director attains the age of 65 or due to a change in control of the Bank, the amount of benefit payable is also the Deferral Account balance at the date of termination of service. This amount shall be paid by the Bank in one lump sum within 60 days of termination of service. Finally, if termination of service occurs due to the death of the director, the amount of benefit payable is the greater of the Deferral Account balance at the date of termination of service or the amount set forth in the individual Deferral Fee Agreement. This amount shall also be paid by the Bank in one lump sum within 60 days of termination of service.

Messrs. Cosgrove, Creighton, Foulger, Holte, Mahoney and Vaccaro have all entered into Deferred Fee Agreements with the Bank. Mr. Cosgrove's agreement provides for a minimum death benefit of $227,315; Mr. Creighton's agreement provides for a minimum death benefit of $68,411; Mr. Foulger's agreement provides for a minimum death benefit of $191,901; Mr. Holte's agreement provides for a minimum death benefit of $224,035; Mr. Mahoney's agreement provides for a minimum death benefit of $56,442; and Mr. Vaccaro's agreement provides for a minimum death benefit of $774,146.

DIRECTOR EMERITUS PLAN

During 1995, the Bancorp and the Bank each established a Directors Emeritus Plan. Those outside directors who have satisfactorily served ten or more consecutive years as an outside director and any outside directors who have satisfactorily served five or more consecutive years as an outside director and immediately prior thereto served five or more consecutive years as an inside director, qualify and are entitled to participate under the Directors Emeritus Plans. In 1997, four outside directors, Messrs. Barrera, Durante and Frantz and Dr. Smith, elected to participate in the Directors Emeritus Plans and these four directors are not standing for reelection. The Directors Emeritus Plans are scheduled to terminate on January 1, 1998, however, the Bancorp's Board and the Bank's board of directors may extend such termination dates. Director Emeritus status shall be for a period of five years from the date of retirement as an outside director of the Bancorp and/or the Bank, subject to reduction for the period of time a director serves beyond the mandatory retirement age of 72, provided the director meets all of the requirements under the Directors Emeritus Plans.

A Director Emeritus shall receive a monthly sum equal to a percent of the base director fee such director was receiving for attending a Board meeting of the Bancorp and/or a board meeting of the Bank at the time such director became a Director Emeritus. The percentage received shall be on a sliding scale as follows: 1st year, 80%; 2nd year, 75%; 3rd year, 70%; 4th year, 65%; and 5th year, 60%. In addition, a Director Emeritus can participate in existing medical plans of the Bank subject to eligibility and the Director Emeritus paying all of the premiums for such coverage. In order to qualify for remuneration under the Directors Emeritus Plans, a Director Emeritus must comply with the provisions of the Director Emeritus Plans.

Director Emeritus status can terminate upon any of the following events: (i) death of the Director Emeritus; (ii) inability of the Director Emeritus to provide service to the Bancorp or the Bank; (iii) upon the fifth year anniversary of the date of retirement as an outside director; (iv) resignation as Director Emeritus; (v) determination by the Bancorp's Board and/or the Bank's board of directors that the Director Emeritus has not fulfilled his or her service requirements; (vi) reelection or appointment of the Director Emeritus as a director of the Bancorp and/or the Bank; or (vii) the failure of the Director Emeritus to maintain a minimum ownership of 5,000 shares of Common Stock.

In the event of any Acquisition of the Bank, as defined in the Directors Emeritus Plans, the terms of the Directors Emeritus Plans shall continue and be in full force and effect unless the resulting corporation terminates the Directors Emeritus Plans, in which case the resulting corporation shall pay the Director Emeritus a lump sum amount in cash equal to 75% of the remaining benefits due such Director Emeritus under the Directors Emeritus Plans.

EXECUTIVE OFFICERS

The following table sets forth information, as of February 15, 1997, concerning executive officers of the Bancorp and certain executive officers of the Bank:


                                     Position and Principal Occupation
       Name            Age               For the Past Five Years
       ----            ---           ---------------------------------
Kenneth J. Cosgrove    49      President and Chief Executive Officer of the
                               Bancorp and the Bank.  Former Executive Vice
                               President of the Bank.
Robert W. Creighton    58      Chief Financial Officer of the Bancorp and
                               Executive Vice President and Chief Financial
                               Officer of the Bank.
Frank A. Del Giorgio   52      Senior Vice President and Loan Administrator of
                               the Bank.
Larry A. Sallinger     54      Senior Vice President and Branch Administrator
                               of the Bank.
                               Former Executive Vice President - Interim
                               President/Chief Executive Officer of Frontier
                               Bank, N.A. from 1993 through 1994. Prior to that
                               time, Senior Vice President/Loan Administrator of
                               Frontier Bank, N.A.


EXECUTIVE COMPENSATION

During 1996, the Bancorp did not pay any cash compensation to its executive officers and no such cash compensation is expected to be paid during 1997. However, the persons serving as the executive officers of the Bancorp received during 1996, and are expected to receive in 1997, cash compensation in their capacities as executive officers of the Bank.

The following Summary Compensation Table indicates the compensation of the Bancorp's executive officers, and certain of the Bank's executive officers.

                           SUMMARY COMPENSATION TABLE



                                                                                        Long Term Compensation
                             Annual Compensation
                                                                                          Awards             Payouts
             (a)               (b)         (c)           (d)          (e)           (f)          (g)           (h)          (i)
                                                                    Other
                                                                    Annual      Restricted                               All Other
          Name and                                                  Compen-        Stock                      LTIP        Compen-
          Principal                       Salary         Bonus       sation       Award(s)     Options/       Payouts      sation
          Position            Year         ($)           ($)          ($)           ($)         SARs           ($)        ($)(1)
Kenneth J. Cosgrove           1996       142,834         52,399           0             0             0           0        1,800
President and Chief           1995       140,050         62,041           0             0        15,750           0        1,800
Executive Officer of          1994       128,000         18,671           0             0             0           0        1,800
the Bancorp and the
Bank

Robert W. Creighton           1996       115,917         31,131           0             0         5,000           0        1,800
Chief Financial Officer       1995       118,000         38,217           0             0             0           0        1,800
of the Bancorp; Executive     1994       118,000          7,598           0             0             0           0        1,800
Vice President and CFO of
the Bank

Frank A. Del Giorgio          1996        96,300         25,639           0             0             0           0        1,800
Senior Vice President         1995        92,100         35,033           0             0             0           0        1,800
of the Bank                   1994        88,500          9,335           0             0         5,250           0        1,800

Larry A. Sallinger            1996        94,583         12,000           0             0             0           0        1,800
Senior Vice President of      1995        90,000         15,000           0             0         5,250           0        1,800
the Bank



(1) The Bank's contribution to its 401(k) plan for employees of 3% of salary to a maximum of $1,800.

                             OPTION/SAR GRANTS TABLE
                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                Individual Grants

                 (a)                             (b)                    (c)                  (d)                  (e)
                                                                    % of Total
                                                                   Options/SARs
                                            Options/SARs            Granted to           Exercise or
                                               Granted             Employees in          Base Price           Expiration
                Name                             (#)                Fiscal Year           ($/Share)              Date
Robert W. Creighton                         5,000 Options              100%                 $9.92           January 1, 2001



                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END
                                OPTION/SAR VALUE


           (a)                       (b)                      (c)                      (d)                      (e)
                                                                                                             Value of
                                                                                    Number of             Unexercised In-
                                                                                   Unexercised               the-Money
                                                                                 Options/SARs at          Options/SARs at
                                                                                  Year-End (#)             Year-End ($)
                             Shares Acquired on         Value Realized            Exercisable/             Exercisable/
          Name                  Exercise (#)                  ($)                 Unexercisable            Unexercisable
Kenneth J. Cosgrove                 2,500                 $15,725                 Options Only             Options Only
                                                                                   5,500/5,250          $38,775/$37,013
Robert W. Creighton                    0                    N/A                   Options Only             Options Only
                                                                                   1,666/3,334            $5,698/$11,402
Frank A. Del Giorgio                   0                    N/A                    Options Only             Options Only
                                                                                     5,250/0                $39,637/$0
Larry A. Sallinger                     0                    N/A                   Options Only             Options Only
                                                                                   2,100/3,150            $15,855/$23,782


N/A - means not applicable.

EMPLOYMENT CONTRACTS

The executive officers of the Bank have, or had during 1996, employment contracts with the Bank as described below.

Kenneth J. Cosgrove has a three year employment contract with the Bank beginning July 1, 1995 and expiring June 30, 1998. In addition, unless the employment contract is otherwise terminated, the term of the employment contract shall automatically extend in annual increments of one year so as to always remain a three year employment contract. Mr. Cosgrove's annual salary was fixed at $140,000 for the first year of the employment contract, was renegotiated to $147,000 as of July 1, 1996 and shall be renegotiated in each subsequent year. Mr. Cosgrove also agreed to an $8,000 per year salary deduction for a period of eight (8) years beginning March 1, 1996, in consideration of Mr. Cosgrove's salary continuation agreement which is described below. Under the terms of the employment contract, Mr. Cosgrove is entitled to a two-part bonus: Part 1 is 8% to 20% of his annual salary calculated on the Bancorp's Return on Equity as described below; and Part 2 is 1% of the Bancorp's pre-tax earnings, subject to a minimum earnings of $500,000. Mr. Cosgrove's employment contract provides that in the event he becomes disabled, he shall be entitled to 100% of his salary for ninety days and after such ninety day period, he shall be entitled to 100% of his salary, less any disability benefits received under any income continuation/disability plans sponsored by the Bank, for a period not to exceed 730 days, but in no event beyond the term of the employment contract. In addition, if the Bank or Bancorp is merged, sold or acquired and the merging, purchasing or acquiring entity elects not to employ Mr. Cosgrove under the terms of an agreement acceptable to Mr. Cosgrove, he shall have the right to continue to receive his base salary plus certain other employee benefits for a period of two years following the merger, sale or acquisition.

In addition Mr. Cosgrove has a salary continuation agreement with the Bank which provides that the Bank will pay him $154,056 per year for 15 years following his retirement from the Bank at age 65 or later. In the event of earlier retirement before age 60, Mr. Cosgrove will receive salary continuation payments beginning at age 65 with the amount of the salary continuation payment being based on years of service and up to a maximum of $8,556 per month for 180 months. In the event of earlier retirement after age 60 and before age 65, Mr. Cosgrove will receive salary continuation payments beginning at the time of such early retirement with the amount of the salary continuation payment based on years of service up to a maximum of $12,838 per month for 180 months. In the event of disability of Mr. Cosgrove prior to February 21, 2001, Mr. Cosgrove would receive a one time lump sum disability benefit based on years of service and up to a maximum of $133,125. In the event of disability of Mr. Cosgrove after February 21, 2001, Mr. Cosgrove would receive salary continuation benefits based on years of service up to a maximum of $12,838 per month for 180 months or until the time Mr. Cosgrove recovered and returned to active service. In the event Mr. Cosgrove dies while in active service of the Bank, his beneficiary will receive from the Bank a benefit amount of $154,056 per year for 15 years beginning one month after his death. In the event of termination with cause, Mr. Cosgrove will forfeit any benefits from the salary continuation agreement. In the event of a change of control of the Bank whereby Mr. Cosgrove's employment is terminated or adversely affected, Mr. Cosgrove will receive salary continuation benefits up to a maximum of $12,838 per month for 180 months beginning after the change of control. The benefits under the salary continuation agreement for Mr. Cosgrove will also be reduced in the event such payments are not deductible under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

Robert W. Creighton has an employment contract with the Bank which began April 1, 1996 and was extended to expire March 31, 1998. Mr. Creighton's annual salary is fixed at $117,000. Mr. Creighton also agreed to an $8,000 per year salary deduction for a period of eight (8) years beginning March 1, 1996, in consideration of Mr. Creighton's salary continuation agreement which is described below. Under the employment contract, Mr. Creighton is entitled to a two-part bonus: Part 1 is 8% to 20% of his annual salary calculated on the Bancorp's Return on Equity as described below; and Part 2 is one-half of 1% of the Bancorp's pre-tax earnings, subject to a minimum earnings of $750,000. Mr. Creighton's employment contract provides that in the event he becomes disabled, he will be entitled to 100% of his salary for ninety days and after such ninety day period, he will be entitled to 100% of his salary, less any disability benefits received under any income continuation/disability plans sponsored by the Bank, for a period not to exceed 275 days, but in no event beyond the term of the employment contract. In addition, if the Bancorp is merged, sold or acquired and the merging, purchasing or acquiring entity elects not to employ Mr. Creighton under the terms of an agreement acceptable to Mr. Creighton, he will be entitled to receive his base salary plus certain other employee benefits for the remaining period of the employment contract, less any payments received from the salary continuation agreement between Mr. Creighton and the Bank.

In addition Mr. Creighton has a salary continuation agreement with the Bank which provides that the Bank will pay him $60,000 per year for 15 years following his retirement from the Bank at age 65 or later. In the event of earlier retirement before age 60, Mr. Creighton will receive salary continuation payments beginning at age 65 with the amount of the salary continuation payment being based on years of service and up to a maximum of $2,304 per month for 180 months. In the event of earlier retirement after age 60 and before age 65, Mr. Creighton will receive salary continuation payments beginning at the time of such early retirement with the amount of the salary continuation payment based on years of service up to a maximum of $5,000 per month for 180 months. In the event of disability of Mr. Creighton prior to February 21, 2001, Mr. Creighton would receive a one time lump sum disability benefit based on years of service and up to a maximum of $492,967. In the event of disability of Mr. Creighton after February 21, 2001, Mr. Creighton would receive salary continuation benefits based on years of service up to a maximum of $5,000 per month for 180 months or until the time Mr. Creighton recovered and returned to active service. In the event Mr. Creighton dies while in active service of the Bank, his beneficiary will receive from the Bank a benefit amount of $60,000 per year for 15 years beginning after his death. In the event of termination with cause, Mr. Creighton will forfeit any benefits from the salary continuation agreement. In the event of a change of control of the Bank whereby Mr. Creighton's employment is terminated or adversely affected, Mr. Creighton will receive salary continuation benefits up to a maximum of $5,000 per month for 180 months beginning after the change of control. The benefits under the salary continuation agreement for Mr. Creighton will also be reduced in the event such payments are not deductible under Section 280G of the Code.

Frank A. Del Giorgio has an employment contract with the Bank which began April 1, 1996 and was extended to expire March 31, 1998. Mr. Del Giorgio's annual salary was fixed at $92,100 for the April 1, 1996 through March 31, 1997 period and has been increased to $96,100 for the April 1, 1997 through March 31, 1998 period. Under the employment contract, Mr. Del Giorgio is entitled to a two-part bonus: Part 1 is 8% to 20% of his annual salary calculated on the Bancorp's Return on Equity as described below; and Part 2 is 0.35% of the Bancorp's pre-tax earnings, subject to a minimum earnings of $750,000. Mr. Del Giorgio's contract provides that in the event he becomes disabled, he will be entitled to 100% of his salary for ninety days and after such ninety day period, he will be entitled to 100% of his salary, less any disability benefits received under any income continuation/disability plans sponsored by the Bank, for a period not to exceed 275 days, but in no event beyond the term of the employment contract. In addition, if the Bancorp is merged, sold or acquired and the merging, purchasing or acquiring entity elects not to employ Mr. Del Giorgio under the terms of an agreement acceptable to Mr. Del Giorgio, he will be entitled to receive his base salary plus certain other employee benefits for the remaining period of the employment contract.

The earnings bonus is the officer's specified percentage of the amount of the Bancorp's pre-tax earnings after allowances for the Bank's loan loss reserves. No bonus is paid unless the applicable pre-tax earnings amount is more than $500,000 for Mr. Cosgrove and $750,000 for Messrs.
Creighton and Del Giorgio.

The Return on Equity bonus is paid only if the Bancorp realizes at least 10% Return on Equity. Return on Equity is the Bancorp's net income divided by shareholders' equity at the end of the prior fiscal year. The bonus amount is a scaled percentage of the officer's salary from 8% to 20%, varying with the amount of Return on Equity, as follows:


       Percent            Bonus            Percent            Bonus
       Return            Percent           Return            Percent
      on Equity         of Salary         on Equity         of Salary
      ---------         ---------         ---------         ---------
         10                  8                16.1               14
         11.1                9                17.1               15
         12.1               10                18.1               16
         13.1               11                19.1               18
         14.1               12                20.1               20
         15.1               13

Each executive officer is entitled to employee benefits made available by the Bank to all its employees plus, use of an automobile supplied by the Bank, life, health and disability insurance fully paid by the Bank, and participation in the Bank's deferred compensation plan. Each executive officer is also entitled to participate in the Bancorp's 1993 Incentive Stock Option Plan.


                                   PROPOSAL 2:
                                 ADOPTION OF THE
                 ORANGE NATIONAL BANCORP 1997 STOCK OPTION PLAN

INTRODUCTION

The Orange National Bancorp 1997 Stock Option Plan (the "Plan"), subject to approval by the Bancorp's shareholders, provides for the granting of options to purchase shares of Common Stock at option prices per share which must not be less than one hundred percent (100%) of the fair market value per share of Common Stock at the time each option is granted. It is intended that options granted pursuant to the Plan qualify for treatment either as "incentive stock options" within the meaning of Section 422 of the Code, or as "nonqualified stock options," as shall be determined and designated upon the grant of each option. The Plan provides that 414,250 shares of the Bancorp's authorized but unissued Common Stock will be available for issuance under the Plan. The summary below is subject to the provisions of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

The Bancorp is unable to make any stock option grants to its outside directors in that the Orange National Bancorp 1993 Incentive Stock Option Plan only provides for the grant of incentive stock options. There are currently 123,006 shares left under the Orange National Bancorp 1993 Incentive Stock Option Plan available for grant to officers and key employees of the Bancorp. The Board believes it is advisable for the shareholders to adopt the Plan in order to have options available as an additional means of retaining and attracting competent directors and personnel for the Bancorp and its subsidiaries, and for inducing high levels of performance and efforts for the benefit of the Bancorp and its shareholders.

SUMMARY OF THE PLAN

The Plan will be administered by the Board. All options under the Plan will be granted at an exercise price of not less than 100 percent of the fair market value of the shares of Common Stock on the date of grant, except for an incentive stock option granted to an optionee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Bancorp or a subsidiary of the Bancorp in which case the option price shall not be less than 110% of the fair market value of such stock. The purchase price of any shares purchased upon exercise is payable in full in cash or, subject to applicable law, with Common Stock previously acquired by the optionee and held by the optionee for a period of at least six months. The equivalent dollar value of shares used to effect a purchase shall be the fair market value of the Common Stock on the date of exercise.

Options granted pursuant to the Plan shall be for a term of up to ten (10) years, except for certain incentive stock options described below. Each option shall be exercisable in installments and upon such conditions as the Board shall determine. Options granted shall vest over a period no greater than five years, and no less than 20% of such option shall vest annually. Optionees shall have the right to exercise all or a portion of the option at any time or from time to time with respect to the vested part of their stock options. If any option shall expire without being exercised in full, the shares will again become available for granting of stock options under the Plan. The Plan shall expire on February 19, 2007.

Incentive stock options may be granted to full-time salaried officers and management level employees of the Bancorp or a subsidiary. No director who is not also a full-time salaried officer or management level employee may be granted an incentive stock option pursuant to the Plan. No incentive stock option with a term of more than five (5) years may be granted to any person who at the time of grant owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bancorp or a subsidiary of the Bancorp. Nonqualified stock options may be granted to directors, full-time salaried officers and management level employees of the Bancorp or its subsidiaries.

TAX CONSEQUENCES TO THE OPTIONEE

The following describes, generally, the major federal income tax consequences relating to stock options issued under the Plan. If all of the requirements of the Plan are met, generally no taxable income will result to an optionee upon the grant of an incentive or nonqualified stock option.

INCENTIVE STOCK OPTIONS. If the optionee is employed by the Bancorp (or a subsidiary) continuously from the date of grant until at least three months before the option is exercised and otherwise satisfies the requirements of the Plan and applicable law, the optionee will not recognize taxable income upon exercise of the option. If the optionee is not employed by the Bancorp (or a subsidiary) continuously from the date of grant until at least three months before the option is exercised for reason other than death or disability, the optionee will recognize ordinary income at the time the option is exercised. The Bancorp will be allowed a deduction for federal income tax purposes only if and to the extent that the optionee recognizes ordinary income. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the option price at the time of exercise is treated as an item of tax preference which may result in the imposition of the alternative minimum tax.

On a subsequent sale of shares acquired by the exercise of an incentive stock option, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the optionee's tax basis of the shares sold. If a disposition (generally a sale, exchange, gift or similar lifetime transfer of legal title) of stock received pursuant to an incentive stock option does not take place until more than two years after the grant of such option and more than one year after the exercise of such option, any gain or loss realized on such disposition will be treated as long-term capital gain or loss. Under such circumstances, the Bancorp will not be entitled to a deduction for income tax purposes in connection with the exercise of the option.

If a disposition of stock received pursuant to an exercise of an incentive stock option occurs within two years after the grant of such option or one year after the exercise of such option, the optionee must treat any gain realized as ordinary income to the extent of the lesser of (i) the fair market value of such stock as of the date of exercise less the option price, or (ii) the amount realized on disposition of the stock less the option price. Such ordinary income realized is deductible by the Bancorp for federal income tax purposes. Any additional amount realized on the disposition will be taxable as either long-term or short-term capital gain, depending on the holding period.

NONQUALIFIED STOCK OPTIONS. In general, when an optionee exercises a nonqualified stock option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the Bancorp may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

If, upon exercise of a nonqualified option, the optionee pays all or part of the purchase price by delivering to the Bancorp shares of already-owned stock, there are no federal income tax consequences to the optionee or the Bancorp to the extent of the number of shares so delivered. As to any additional shares issued, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to the Bancorp, and the Bancorp is allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for the additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to the Bancorp.

Upon a subsequent disposition of the shares received on exercise, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a separate capital gain or loss.

EXCISE TAX. In addition, the exercise of outstanding options that become exercisable upon certain major corporate events may result in all or a portion of the difference between the fair market value of the option shares and the exercise price of any shares issuable in respect to such options being characterized "parachute payments." A 20% excise tax is imposed on the optionee on any amount so characterized and the Bancorp will be denied any tax deduction for such amount.

WITHHOLDING TAXES. The Bancorp is generally required to withhold applicable payroll taxes with respect to compensation income recognized by optionees. The Bancorp is also generally required to make certain information reports to the Internal Revenue Service with respect to any income of an optionee attributable to transactions involving the grant or exercise of options and/or the disposition of shares acquired on exercise of options.

OTHER TERMS AND CONDITIONS

Options under the Plan shall not be transferable by the optionee during the optionee's lifetime. In the event of termination of employment or cessation as a director as a result of the optionee's death or disability, to the extent exercisable on the date employment or directorship terminates, the option shall remain exercisable for up to one (1) year (but not beyond the end of the original option term) by the disabled optionee or, in the event of death of the optionee, by the person or persons to whom rights under the option shall have passed by will or the laws of descent and distribution. In addition, if an optionee dies during the three month period referred to below, the option shall expire one year after the date of such death.

If an optionee's employment is terminated, unless termination was for cause or if an optionee's directorship is terminated, the optionee shall have the right, for a three-month period after such termination, to exercise that portion of the option which was exercisable immediately prior to such termination. If an optionee's employment is terminated for cause (which shall include malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude), the option shall expire within 30 days of the date of termination. However, in no event may the option be exercised after the end of the original option term.

In the event of certain changes in the outstanding Common Stock, such as stock dividends, stock splits, recapitalization, reclassification, reorganization, merger, stock consolidation or otherwise, appropriate and proportionate adjustments shall be made in the number, kind and exercise price of shares covered by any unexercised options or portions thereof. In the event of liquidation of the Bancorp or upon a reorganization, merger or consolidation of the Bancorp with one or more corporations, the result of which the Bancorp is not the surviving corporation or the Bancorp becomes a subsidiary of another corporation, a sale of substantially all of the assets of the Bancorp to another corporation, or upon a sale representing more than 80% of equity securities voting power of the Bancorp to any person or entity (any one of which shall be referred to as a "Terminating Event"), the Plan shall terminate and all options theretofore granted shall completely vest and become immediately exercisable. All outstanding options not exercised by the time of the Terminating Event shall at such time terminate. However, any options not exercised at the time of a Terminating Event shall not terminate if they have been assumed or substituted by the successor corporation.

The Board reserves the right to suspend, amend or terminate the Plan, and, with the consent of the optionee, make such modifications of the terms and conditions of his/her option as it deems advisable, except that the Board may not, without further approval of a majority of the shareholders, increase the maximum number of shares covered by the Plan, change the minimum option price, increase the maximum term of options under the Plan or permit options to be granted to anyone other than a director, officer or management level employee.

No option granted pursuant to the Plan shall be exercisable until all necessary regulatory and shareholder approvals are obtained. No grants under the Plan have been made; however, it is anticipated that options may be granted to directors and executive officers of the Bancorp in the near future.

Adoption of the Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting at the Meeting.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ADOPTION OF THE ORANGE NATIONAL BANCORP 1997 STOCK OPTION PLAN.


                                   PROPOSAL 3:
                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of McGladrey & Pullen, LLP, Anaheim, California, served as independent certified public accountants for the Bancorp and the Bank through the year 1996. The Bancorp has selected McGladrey & Pullen, LLP to serve as the Bancorp's independent certified public accountants for the year 1997. All services rendered by McGladrey & Pullen, LLP were approved by the Board, which has determined the firm of McGladrey & Pullen, LLP to be independent. It is expected that one or more representatives of McGladrey & Pullen, LLP will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

In the event shareholders do not ratify the appointment of McGladrey & Pullen, LLP as the Bancorp's independent certified public accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Bank's Audit Committee and the Board.

Ratification of the appointment of McGladrey & Pullen, LLP as the Bancorp's independent certified public accountants for fiscal year 1997 requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting at the meeting.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE BANCORP'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1997.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the Bancorp's directors and executive officers and their immediate families as well as the companies with which they are associated are customers of, or have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.

San E. Vaccaro, a director and nominee, is the sole proprietor of the Law Offices of San E. Vaccaro. The Bank retained the Law Offices of San E. Vaccaro to perform legal services for the Bank in connection with a variety of banking, operational and loan matters. Services of the Law Offices of San E. Vaccaro are expected to continue in 1997. The total amount of fees paid to the Law Offices of San E. Vaccaro in 1996 was $101,000.


                              SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Bancorp's 1998 Annual Meeting of Shareholders is December 31, 1997.

                                  OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

                                    ORANGE NATIONAL BANCORP





                                    Robert W. Creighton
Dated: April 21, 1997               Secretary

The Annual Report to Shareholders for the fiscal year ended December 31, 1996 has been previously mailed to the Bancorp's shareholders.

A COPY OF THE BANCORP'S 1996 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO THE BANCORP'S SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, ORANGE NATIONAL BANCORP, 1201 EAST KATELLA AVENUE, ORANGE, CALIFORNIA 92667.

                                    EXHIBIT A


                             ORANGE NATIONAL BANCORP

                             1997 STOCK OPTION PLAN


1.    PURPOSE

      The purpose of the Orange National Bancorp 1997 Stock Option Plan (the "Plan") is to strengthen Orange National Bancorp (the "Bancorp") and those corporations which are or hereafter become subsidiary corporations of the Bancorp by providing an additional means of attracting and retaining competent directors, officers and management level employees and by providing to participating directors, officers and management level employees added incentive for high levels of performance. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers and management level employees may purchase shares of the common stock of the Bancorp pursuant to options granted in accordance with the Plan.

      Options granted pursuant to the Plan are intended to be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or "nonqualified stock options", as shall be determined and designated upon the grant of each option hereunder.

2.    ADMINISTRATION

      The Plan shall be administered by the Board of Directors (the "Board"). Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote, or the unanimous written consent, of its members. Subject to the express provisions of the Plan, the Board shall have the authority to construe and interpret the Plan, define the terms used herein, prescribe, amend and rescind, the rules and regulations relating to administration of the Plan, and make all other determinations necessary or advisable for administration of the Plan.

      All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all persons, optionees, grantees, subsidiary corporations of the Bancorp and any successors-in-interest to such parties.

3.    INCENTIVE STOCK OPTIONS

      All options granted which are designated at the time of grant as an "incentive stock option" shall be deemed an incentive stock option.

      (a) Incentive stock options granted under the Plan are intended to be qualified under Section 422 of the Code.

      (b) Full-time salaried officers and management level employees of the Bancorp or a subsidiary corporation (as that term is defined in Section 424(f) of the Code), shall be eligible for selection to participate in the incentive stock option portion of the Plan. No director of the Bancorp who is not also a full-time salaried officer or employee of the Bancorp or a subsidiary corporation, may be granted an incentive stock option hereunder. Subject to the express provisions of the Plan, the Board shall (i) select from the eligible class of employees and determine to whom incentive stock options shall be granted, (ii) determine the discretionary terms and provisions of the respective incentive stock option agreements (which need not be identical), (iii) determine the times at which such incentive stock options shall be granted, (iv) determine the number of shares subject to each incentive stock option, and (v) grant such incentive stock options to such individuals. An individual who has been granted an incentive stock option may, if he or she is otherwise eligible under the Plan, be granted additional incentive stock options if the Board shall so determine.

      (c) Except as described in subsection (e) below, the Board shall not grant an incentive stock option to purchase shares of the Bancorp's common stock to any individual who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bancorp or a subsidiary corporation. The attribution rules of Section 424(d) of the Code shall apply in the determination of ownership of stock for these purposes.

      (d) The aggregate fair market value (determined as of the time the incentive stock option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all plans of the Bancorp and its subsidiary corporations, if any) shall not exceed $100,000, plus any greater amount as may be permitted under subsequent amendments to the Code.

      (e) The purchase price of stock subject to each incentive stock option shall be determined by the Board but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted, except, in the case of optionees who at the time of the grant own more than ten percent (10%) of the total combined voting power of all classes of stock of the Bancorp or a subsidiary corporation, in which case the purchase price of the stock shall not be less than one hundred ten percent (110%) of the fair market value of such stock at the time such option is granted and the term of such option shall be for no more than five (5) years. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2.

4.    NONQUALIFIED STOCK OPTIONS

      (a) All options granted which are (i) in excess of the aggregate fair market value limitations set forth in Section 3(d) hereof, (ii) designated at the time of the grant as "nonqualified", or (iii) intended to be incentive stock options but do not meet the requirements of incentive stock options, shall be deemed nonqualified stock options. Nonqualified stock options granted hereunder shall be so designated in the nonqualified stock option agreement entered into between the Bancorp and the optionee.

      (b) Directors, full-time salaried officers and management level employees of the Bancorp or a subsidiary corporation shall be eligible for selection to participate in the nonqualified stock option portion of the Plan. Subject to the express provisions of the Plan, the Board shall (i) select from the eligible class of individuals and determine to whom nonqualified stock options shall be granted, (ii) determine the discretionary terms and provisions of the respective nonqualified stock option agreements (which need not be identical), (iii) determine the times at which such nonqualified stock options shall be granted,
(iv) determine the number of shares subject to each nonqualified stock option and (v) grant such nonqualified stock options to such individuals. An individual who has been granted a nonqualified stock option may, if he or she is otherwise eligible under the Plan, be granted additional nonqualified stock options if the Board shall so determine.

      (c) The purchase price of stock subject to each nonqualified stock option shall be determined by the Board but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation 20.2031-2.

5.    STOCK SUBJECT TO THE PLAN

      Subject to adjustments as provided in Section 12, hereof, the stock to be offered under the Plan shall be shares of the Bancorp's authorized but unissued common stock (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all options granted under the Plan shall not exceed 414,250 shares. If any option shall be canceled, surrendered or expire for any reason without having been exercised in full, the underlying shares subject thereto shall again be available for purposes of the Plan.

6.    CONTINUATION OF EMPLOYMENT

      Nothing contained in the Plan (or in any option agreement) shall obligate the Bancorp or a subsidiary corporation to employ any optionee for any period or interfere in any way with the right of the Bancorp or a subsidiary corporation to reduce the optionee's compensation. However, the Bancorp may not reduce the terms of any option without the approval of the optionee.

7.    EXERCISE OF OPTIONS

      No option shall be exercisable until all necessary regulatory and shareholder approvals of the Plan are obtained. Except as otherwise provided in this section, each option shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Board shall determine; provided, however, that if an optionee shall not in any given installment period purchase all of the shares which the optionee is entitled to purchase in such installment period, the optionee's right to purchase any shares not purchased in such installment period shall continue until expiration or termination of such option. Notwithstanding the foregoing, the options shall vest at the rate of at least 20% per year over a five year period from the date the option is granted.

      Fractional share interests shall be disregarded, except that they may be accumulated. Not less than ten (10) shares may be purchased at any one time unless the number of shares purchased is the total number of shares which is exercisable at such time. Options may be exercised by written notice delivered to the Bancorp stating the number of shares with respect to which the option is being exercised, together with the full purchase price for such shares. Payment of the option price in full, for the number of shares to be delivered, must be made (a) in cash or (b) subject to applicable law, with the Bancorp's stock previously acquired by the optionee and held by the optionee for a period of at least six months. Notwithstanding the foregoing, in the event an optionee who has an incentive stock option does exercise the incentive stock option by utilizing (b) above, the optionee should obtain tax advice as to the consequences of such action. The equivalent dollar value of shares used to effect a purchase shall be the fair market value of the shares on the date of exercise. If the option is being exercised by any person other than the optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Bancorp, of the right of such person to exercise the option. Optionees will have no rights as shareholders with respect to stock of the

Bancorp subject to their stock option agreements until the date of issuance of the stock certificate to them.

8.    NONTRANSFERABILITY OF OPTIONS

      Each option shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the optionee.

9.    CESSATION OF DIRECTORSHIP OR EMPLOYMENT

      Except as provided in Sections 10 and 20 hereof, if an optionee ceases to be a director or an employee of the Bancorp or a subsidiary corporation for any reason other than his or her disability (as defined in Section 22(e)(3) of the Code) or death, the optionee's option shall expire three (3) months after the date of termination of such directorship or employment. During the period after cessation of directorship or employment, such option shall be exercisable only as to those installments, if any, which have accrued and/or vested as of the date on which the optionee ceased to be a director or an employee of the Bancorp or a subsidiary corporation. If an optionee is both a director and an employee, then unless otherwise provided for in the optionee's option grant or option agreement, such option shall expire three (3) months after the latter of the date of termination of the optionee's directorship or employment.

10.   TERMINATION OF EMPLOYMENT FOR CAUSE

      If the stock option agreement so provides and if an optionee's employment by the Bancorp or a subsidiary corporation is terminated for cause, the optionee's option shall expire thirty (30) days from the date of such termination. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude, and, in any event, the determination of the Board with respect thereto shall be final and conclusive.

11.   DISABILITY OR DEATH OF OPTIONEE

      If any optionee dies while serving as a director or an employee of the Bancorp or a subsidiary corporation, the option shall expire one (1) year after the date of such death, except as provided in Section 20 hereof. After such death but before such expiration, the persons to whom the optionee's rights under the option shall have passed by will or by the laws of descent and distribution or the executor or administrator of optionee's estate shall have the right to exercise such option to the extent that installments, if any, had accrued and/or vested as of the date on which the optionee ceased to be a director or an employee of the Bancorp or a subsidiary corporation.

      If the optionee shall terminate his or her directorship or employment because of disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within one (1) year of the date of termination, except as provided in Section 20 hereof.

      If any optionee dies during the three (3) month period referred to in
Section 9 hereof, the option shall expire one (1) year after the date of such death, except as provided in Section 20 hereof.

12.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

      If the outstanding shares of the stock of the Bancorp are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Bancorp through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Bancorp, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share subject to the option. Any adjustment under this Section 12 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share-interests shall be disregarded, except that they may be accumulated.

13.   TERMINATING EVENTS

      A Terminating Event shall be defined as any one of the following events:
(i) a dissolution or liquidation of the Bancorp; (ii) a reorganization, merger or consolidation of the Bancorp with one or more corporations, the result of which (A) the Bancorp is not the surviving corporation, or (B) the Bancorp becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 80% of the aggregate voting power of all outstanding equity securities of the Bancorp);
(iii) a sale of substantially all the assets of the Bancorp to another corporation; or (iv) a sale of the equity securities of the Bancorp representing more than 80% of the aggregate voting power of all outstanding equity securities of the Bancorp to any person or entity, or any group of persons and/or entities acting in concert. When the Bancorp knows that a Terminating Event will occur
(i) the Bancorp shall deliver to each optionee no less than thirty (30) days prior to the Terminating Event, written notification of the Terminating Event and the optionee's right to exercise all options granted pursuant to the Plan, whether or not vested under the Plan or applicable stock option agreement, and
(ii) all outstanding options granted pursuant to the Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

14.   AMENDMENT AND TERMINATION

      The Board may at any time suspend, amend or terminate the Plan and may, with the consent of the optionee, make such modification of the terms and conditions of the option as it shall deem advisable; provided that, except as permitted under the provisions of Sections 12 and 13 hereof, no amendment or modification which would:

      (a) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan either in the aggregate or by an individual;

      (b)   change the minimum option price;

      (c)   increase the maximum term of options provided for herein; or

      (d) permit options to be granted to anyone other than directors, full-time salaried officers or management level employees of the Bancorp or a subsidiary corporation;

may be adopted without the Bancorp having first obtained any necessary regulatory and shareholder approvals required by law.

      No option may be granted during any suspension or after termination of the Plan. Amendment, suspension or termination of the Plan shall not (except as otherwise provided in Section 12 hereof), without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

15.   TIME OF GRANTING OPTIONS

      The time an option is granted, sometimes referred to as the date of grant, shall be the day of the action of the Board described in Sections 3(b) and 4(b) hereof; provided, however, that if appropriate resolutions of the Board indicate that an option is granted as of and on some future date, the time such option is granted shall be such future date. If action by the Board is taken by unanimous written consent of its members, the action of the Board shall be deemed to be at the time the last member of the Board signs the consent.

16.   PRIVILEGES OF STOCK OWNERSHIP;
      SECURITIES LAW COMPLIANCE; NOTICE OF SALE

      No optionee shall be entitled to the privileges of stock ownership as to any shares of stock not actually issued. No shares shall be purchased upon the exercise of any option unless and until the Bancorp has fully complied with all applicable requirements of any regulatory agency having jurisdiction over the Bancorp including registration of the stock options and underlying shares, as necessary, and all applicable requirements of any exchange upon which stock of the Bancorp may be listed. The optionee shall give the Bancorp notice of any sale or disposition of any such shares not more than five (5) days after such sale or disposition.

17.   EFFECTIVE DATE OF THE PLAN

      The Plan shall be deemed adopted by the Board as of February 19, 1997 and shall be effective immediately subject to approval by the shareholders of the Bancorp within twelve months of the date the Plan is adopted, by the vote of a majority of the outstanding shares represented and voting at a duly held meeting of shareholders at which a quorum is present, or by the written consent vote of the holders of a majority of the outstanding shares of the Bancorp's stock. No option under the Plan shall be exercised prior to the shareholders' approval of the Plan.

18.   TERMINATION

      Unless previously terminated by the Board, the Plan shall terminate at the close of business on February 19, 2007. No options shall be granted under the Plan thereafter, but such termination shall not affect any option theretofore granted.

19.   OPTION AGREEMENT

      Each option shall be evidenced by a written stock option agreement executed by the Bancorp and the optionee and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable and are not inconsistent with the Plan. Each incentive stock option agreement shall contain such terms and provisions as the Board may determine to be necessary in order to qualify such option as an incentive stock option within the meaning of Section 422 of the Code.

20.   OPTION PERIOD

      Each option and all rights and obligations thereunder shall expire on such date as the Board may determine, but not later than ten (10) years from the date such option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

21.   EXCULPATION AND INDEMNIFICATION

      To the extent permitted by applicable law in effect from time to time, no member of the Board shall be liable for any act or omission of any other member of the Board nor for any act or omission on the member's own part, except the member's own willful misconduct or gross negligence. The Bancorp and its subsidiary corporations shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Board in any action brought by a third party against such person (whether or not the Bancorp is joined as a party defendant) to impose a liability or penalty on such person while a member of the Board arising with respect to the Plan or administration thereof or out of membership on the Board or all or any combination of the preceding; provided, the Board determines in good faith that such member of the Board was acting in good faith, within what such member of the Board reasonably believed to be the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Bancorp or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This Section 21 does not apply to any action instituted or maintained in the right of the Bancorp by a shareholder or holder of a voting trust certificate representing shares of the Bancorp or a subsidiary corporation thereof. The provisions of this Section 21 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Board and the term "person" as used in this Section 21 shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

22.   AGREEMENT AND REPRESENTATIONS OF OPTIONEE

      Unless the shares of stock covered by the Plan have been registered with the Securities Exchange Commission, each optionee shall, by accepting an option, represent and agree, for himself or herself and his or her transferees by will or the laws of descent and distribution, that all stock will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an option, the person entitled to exercise the same shall, upon request of the Bancorp, furnish evidence satisfactory to the Bancorp (including a written and signed representation) to the effect that the stock is being acquired in good faith for investment and not for resale or distribution. Furthermore, the Bancorp, at its sole discretion, may take all reasonable steps, including affixing the following legend (and/or such other legend or legends as counsel shall require) on certificates embodying the shares:

      The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, pledged, hypothecated or otherwise transferred or offered for sale in the absence of an effective registration statement with respect to them under the Securities Act of 1933 or a written opinion of counsel for the optionee which opinion shall be acceptable to counsel for the Bancorp that registration is not required.

to assure itself against any sale or distribution by the optionee which does not comply with the Plan or any federal or state securities laws.

      The Bancorp agrees to remove any legend affixed to the certificates embodying the shares pursuant to this Section 22 when all of the restrictions on the transfer of the shares, whether imposed by the Plan or federal or state law, have terminated.

23.   INFORMATION TO EMPLOYEES

      The Bancorp shall provide optionees with financial statements of the Bancorp at least annually.

                                                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                                       OF DIRECTORS.  The undersigned hereby appoints Messrs.
                                                       Gerald R. Holte and Wayne F. Miller as proxyholders, with full
                         PROXY                         power of substitution, to represent, vote and act with respect to all shares of common stock of Orange National Bancorp (the
                ORANGE NATIONAL BANCORP                "Bancorp") which the undersigned would be entitled to vote at the meeting of shareholders to be held on May 19, 1997 at 7:30 a.m.
                                                       at the Bancorp's main office located at 1201 East Katella Avenue,
                                                       Orange, California or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:


1.    Election of nine (9) persons to be directors.

          Michael W. Abdalla, M.D.      Robert W. Creighton     James E. Mahoney
          Michael J. Christianson       Charles R. Foulger      Wayne F. Miller
          Kenneth J. Cosgrove           Gerald R. Holte         San E. Vaccaro

      [   ] FOR ALL NOMINEES LISTED ABOVE               [   ] WITHHOLD AUTHORITY
            (except as marked to the contrary below)

      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below:)

      --------------------------------------------------------------------------

2.    Adoption of the Orange National Bancorp 1997 Stock Option Plan.

               [   ] FOR          [   ] AGAINST           [   ] ABSTAIN

3. Ratification of the appointment of McGladrey & Pullen, LLP as the Bancorp's independent certified public accountants for 1997.

               [   ] FOR          [   ] AGAINST           [   ] ABSTAIN

4. Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

                           PLEASE SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE MATTERS LISTED ABOVE. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

(Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

    [   ] I DO          [   ] DO NOT          EXPECT TO ATTEND THE MEETING.

                                       ---------------------------------------
                                       (Number of Shares)

                                       ---------------------------------------
                                       (Please Print Your Name)

                                       ---------------------------------------
                                       (Please Print Your Name)

                                       ---------------------------------------
                                       (Date)

                                       ---------------------------------------
                                       (Signature of Shareholder)

                                       ---------------------------------------
                                       (Signature of Shareholder)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY NOTIFYING THE SECRETARY OF THE BANCORP IN WRITING OF REVOCATION OF THE PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON.